UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2022

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2022, the Board of Directors of The Greenbrier Companies, Inc. (the “Company”) elected Lorie L. Tekorius to its Board, effective immediately. As previously announced, effective as of March 1, 2022 Ms. Tekorius became the Company’s President and Chief Executive Officer, and William A. Furman transitioned to the office of Executive Chairman and continues to serve as the principal executive officer of the Company. Members of the Board who are employees of the Company are not separately compensated for serving on the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2022, the Board of Directors approved an amendment to the Company’s Bylaws to increase the number of directors from ten to eleven effective immediately prior to its election of Ms. Tekorius to the Board.

A copy of the Amendment to the Bylaws of The Greenbrier Companies, Inc. is attached as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On March 30, 2022, The Greenbrier Companies, Inc. issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Ms. Tekorius to the Greenbrier Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to the Bylaws of The Greenbrier Companies, Inc. dated March 28, 2022.

99.1	Press Release dated March 30, 2022 of The Greenbrier Companies, Inc. announcing Lorie L. Tekorius appointment to the Greenbrier Board of the Directors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: March 30, 2022	By:	/s/ Adrian J. Downes
Adrian J. Downes
Senior Vice President, Chief Financial
Officer and Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)